UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): March 17, 2004

 KFX INC.
 (Exact name of Registrant as specified in its charter)

Delaware	0-23634	84-1079971
(State or other jurisdiction of incorporation or organization)	Commission File Number	IRS Employer Identification Number

55 Madison Street, Suite 745 Denver, Colorado, USA		80206
(Address of principal executive offices)		(Zip Code)

(303) 293-2992
 (Registrant’s telephone number, including area code)

 not applicable
 (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c) Exhibits

Number

Description

99.1	Press Release dated March 17, 2004

Item 12. Results of Operations and Financial Condition

On March 17, 2004, KFx Inc. issued a press release regarding its financial results for its fourth quarter and year ended December 31, 2003. A copy of this press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KFx Inc.

By: /s/ Rudolph G. Swenson
Rudolph G. Swenson
Vice President and Treasurer
Date: March 17, 2004